AMSOUTH FUNDS

                         SUPPLEMENT DATED JUNE 20, 2002
          TO STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 1, 2001

THIS SUPPLEMENT PROVIDES THE FOLLOWING UPDATED INFORMATION AND SUPERCEDES ALL SUPPLEMENTAL INFORMATION PREVIOUSLY PROVIDED:

VALUATION

      Under the section entitled "Valuation" on page 32 of the Statement of Additional Information, the first sentence of the first paragraph has been deleted and replaced in its entirety with the following:

                   The net asset value of each Fund is determined  and
            the Shares of each Fund are priced as of 4:00 p.m., Eastern time (and also as of 12:00 p.m., Eastern time for the Tax-Exempt Money Market Fund and as of 2:00 p.m., Eastern time for the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Treasury Reserve Money Market Fund, and the Institutional Prime Obligations Money Market Fund)(each a "Valuation Time") on each Business Day of the Fund.

      Also,  the  following   information  is  added  to  the  section  entitled
"Investment Objectives and Policies" on page 2:

--------------------------------------------------------------------------------
Strategy Ranges
--------------------------------------------------------------------------------
                                                                 Moderate
                 Aggressive                      Growth and      Growth and
Underlying       Growth          Growth          Income          Income
Portfolio        Portfolio       Portfolio       Portfolio       Portfolio
--------------------------------------------------------------------------------

Government       0%              0-25%           0-60%           0-70%
Income Fund
--------------------------------------------------------------------------------

GROWTH FUND REORGANIZATION

      On May 31, 2002, Growth Fund shareholders voted to approve the reorganization of the Growth Fund into the Capital Growth Fund, and it was completed on June 14, 2002. Accordingly, all references to the Growth Fund in the Statement of Additional Information are hereby deleted.

INVESTMENT SUB-ADVISORS

      Under the section entitled "Investment Sub-Advisors" on page 49 of the Statement of Additional Information, the following is added to the end of the first paragraph:

                   Investment  sub-advisory  services  are provided to
            the Mid Cap Fund by OakBrook pursuant to an Interim Sub-Advisory Agreement dated as of June 20, 2002 between

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            the  Advisor  and  OakBrook.  Under  the  terms   of   the
            Interim Sub-Advisory Agreement, the Advisor has agreed to pay OakBrook a monthly fee at the annual rate of 0.30% of average daily net assets up to $50 million and 0.20% of average daily net assets in excess of $50 million. Investment sub-advisory services are provided to the International Equity Fund by Dimensional Fund Advisors, Inc. ("Dimensional") pursuant to an Interim Sub-Advisory Agreement dated as of June 20, 2002 between the Advisor
            and   Dimensional.   Under  the   terms  of  the   Interim
            Sub-Advisory Agreement, the Advisor has agreed to pay Dimensional a monthly fee at the annual rate of 0.40% of average daily net assets up to $40 million and 0.20% of average daily net assets in excess of $40 million.

      Also, the following is added to the end of the third paragraph:

                   OakBrook  will serve as investment  sub-advisor  to
            Mid Cap Fund and Dimensional will serve as investment sub-advisor to the International Equity Fund under Interim Sub-Advisory Agreements pending shareholder approval of new Sub-Advisory Agreements. The Interim Sub-Advisory Agreements, which are effective for 150 days, will terminate upon shareholder approval of new Sub-Advisory Agreements. Shareholders will be asked to vote on the new Sub-Advisory Agreements at a meeting to be held on October 15, 2002.

      The fourth and fifth paragraphs are hereby deleted.



SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.